UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2024

BUTLER NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Kansas	0-1678	41-0834293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Aero Plaza, New Century, Kansas	66031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (913) 780-9595

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Appointment of Director

On August 5, 2024, the Board of Directors (the “Board”) of Butler National Corporation (the “Company”) appointed Lieutenant General (Ret) Michael A. Loh as a director. The Board has determined that Mr. Loh qualifies as an independent director. Mr. Loh has also been appointed to the Company’s Nominating and Governance Committee.

Mr. Loh filled the vacancy left by Mr. Peters and will complete the remainder of Mr. Peter’s Class II term. Mr. Loh will be up for re-election at the annual meeting of stockholders in 2026. The Company issued a press release of the appointment of Mr. Loh to the Board on August 7, 2024, which is attached hereto as Exhibit 99.1.

Mr. Loh, age 61, served 40 years in the United States Air Force and retired in 2024. His final assignment was Director Air National Guard where he managed a $14 billion annual budget and was responsible for setting strategic objectives and direction for the Air National Guard from 2020 to 2024. Mr. Loh oversaw a global workforce of 108,000 airmen and 1,100 military aircraft located in over 180 installations. Previously, he was The Adjutant General and Executive Director of the Department of Military and Veteran Affairs for Colorado from 2017-2020 and he has also held numerous command and staff assignments. Since 1992, he has served in management and line operations for United Airlines where he was a FAA Examiner, Instructor Pilot, and Evaluator. He still works for United Airlines as a 777 Captain. Mr. Loh has extensive operational, training, and risk management experience in both the public and private sector. Mr. Loh holds a B.S. degree in Aeronautical Engineering from the United States Air Force Academy and an M.B.A. from Trident University.

There is no arrangement or understanding between Mr. Loh and any other persons pursuant to which Mr. Loh was appointed to serve on the Board. Mr. Loh does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated August 7, 2024.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTLER NATIONAL CORPORATION

Date: August 7, 2024	/s/Tad M. McMahon
Tad M. McMahon Chief Financial Officer